Supplement dated January 29, 2016
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Asset Allocation Fund	5/1/2015
The Board of Trustees has approved the liquidation of Columbia Global Inflation-Linked Bond Plus Fund, on or about January 29, 2016. Accordingly, all references to Columbia Global Inflation-Linked Bond Plus Fund as an underlying fund are hereby deleted.
Effective on February 19, 2016, all references to Columbia Intermediate Bond Fund are changed to Columbia Total Return Bond Fund. In addition, the description of the principal investment strategies of Columbia Intermediate Bond Fund in Appendix A — Underlying Funds — Investment Objectives and Strategies is hereby deleted and replaced in its entirety with the following:
Columbia Intermediate Bond Fund (to be known as Columbia Total Return Bond Fund)
Columbia Intermediate Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds, notes and other debt instruments, including derivatives relating to such investments. The Fund may invest up to 35% of its net assets in securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield securities” or “junk bonds”). The Fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as mortgage- and other asset-backed securities.
The Fund generally expects to maintain an effective duration of +/- 2 years relative to the Barclays U.S. Aggregate Bond Index. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.
The Fund may invest in derivatives, such as futures (including interest rate futures) for hedging and investment purposes and to manage duration and yield curve of the Fund; swap contracts (including credit default swaps and interest rate swaps) for hedging and investment purposes; and interest-only (IO) and principal-only (PO) securities for investment purposes.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act).
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1471-18 A (1/16)